ANNTAYLOR STORES
                       CORPORATION
               DEFERRED COMPENSATION PLAN


1.  Purpose

          The purpose of this AnnTaylor Stores Corpora tion Deferred Compensation Plan (the "Plan") is to enable select employees of AnnTaylor Stores Corporation and its subsidiaries (collectively, the "Company") to defer compensation in accordance with the terms and conditions set forth herein.

2.  Administration

          (a)  The Plan shall be administered by the
Board of Directors of AnnTaylor Stores Corporation
("AnnTaylor"), by a committee thereof, or by a committee of three or more persons appointed by the Board (the
Board serving in such function, or such committee, or their respective delegate, hereinafter referred to as the "Committee").

          (b)  The Committee shall have full power and
authority to administer the Plan and otherwise to perform the duties and responsibilities specified hereunder. All determinations by the Committee shall be binding and conclusive on all parties. Without limiting the foregoing, the Committee shall have the following specific powers and duties:

               (i)  to interpret the provisions of the
Plan and make any and all determinations arising thereunder;

               (ii)  to maintain such records as it shall
deem necessary or appropriate for the proper administration of the Plan;

               (iii)  to establish such rules and procedures
not inconsistent with the terms of the Plan as it shall deem necessary or appropriate to effectuate the purpose of the Plan.

3.  Plan Year

          The Plan Year for each year beginning in 1996 shall be the calendar year. The Plan Year for 1995 shall be the effective date of the Plan through December 31, 1995.

4.  Eligible Employees

          Subject to the following sentence, eligibility to make deferrals under the Plan for any Plan Year shall be limited to those employees of the Company who, as of the day prior to the start of such Plan Year, hold the title of vice president or above (the "Participants").
For the Plan Year beginning in 1995, employees who hold the title of vice president or above as of the effective date of the Plan shall be eligible to participate in the Plan for 1995.

5.  Deferral of Compensation

          (a) Subject to such restrictions and limitations as the Committee may impose, each Participant may elect, in writing on a form or forms prescribed by the Committee and at the time prescribed below, to have the Company defer payment of (1) up to 25% of the Participant's Compensation (as defined herein) with respect to a Plan Year, or (2) up to 100% of the Participant's Incentive Compensation (as defined herein) with respect to a Plan Year. For purposes hereof, (i) the term "Compensation" with respect to a Plan Year shall mean the total salary and Incentive Compensation (as defined herein) paid to or earned by the Participant for services rendered in respect of such Plan Year (without regard to his or her deferral election hereunder), and
(ii) the term "Incentive Compensation" with respect to a Plan Year shall mean all incentive compensation (attributable to "incentive compensation periods" which begin during the Plan Year) paid to or earned by the Participant for services rendered in respect of such Plan Year
(without regard to his or her deferral election hereunder). For this purpose, Performance Compensation paid or earned under the AnnTaylor Stores Corporation Management Performance Compensation Plan shall be considered Incentive Compensation. Deferrals of salary shall be effected through payroll deductions. For purposes of the 1995
Plan Year, a Participant's salary to be included as Compensation shall be limited to salary earned during pay periods which commence after the effective date of the Plan.

          (b)  Subject to the following sentence, any
election made pursuant to subparagraph (a) above to defer
Compensation shall be submitted to the Committee at such time prior to the beginning of the Plan Year with respect to which such Compensation will be earned as the Committee shall determine, and such election shall become irrevocable as of the commencement of such Plan Year.
For the Plan Year beginning in 1995, any election pursuant to subparagraph (a) above shall be submitted to the Committee prior to the effective date of the Plan.

6.  Deferred Compensation Account

          The Company shall establish a memorandum account ("Deferred Compensation Account") for each Participant in the Plan. A Participant's Deferred Compensation
Account shall be (i) credited with all amounts deferred by the Participant under the Plan as of the date such amounts would otherwise have been paid to such Participant, and (ii) charged with any distributions made with respect to the Participant pursuant to Paragraph 7. A Participant's Deferred Compensation Account will be credited quarterly on the last day of each calendar quarter with an amount representing interest at an annual rate equal to the rate on one-year Treasury Bills, determined as of the first day of each Plan Year, plus two percentage points.

7.  Payment of Deferred Compensation

          (a)  Except as otherwise provided in subparagraphs
(b), (c) or (d) below, the amount then credited to a Participant's Deferred Compensation Account shall be paid to him or her by the Company, in a single lump sum cash payment (less any mandatory withholding as provided in Paragraph 12 hereof), as soon as practicable following January 1 of the calendar year following the Participant's termination of employment with the Company.

          (b) In the event of the Participant's termination of employment by reason of death or Disability (as defined herein), the Company shall pay to such Participant (or to such Participant's Beneficiary, as defined in Paragraph 8 hereof), in a single lump sum cash payment, the amount then credited to such Participant's Deferred Compensation Account (less any mandatory withholding as provided in Paragraph 12 hereof) as soon as practicable following the date of death or Disability. For purposes hereof, "Disability" of a Participant shall mean such Participant's termination as a result of a condition which entitles the Participant to receive benefits under the Company's long-term disability plan.

          (c) In the event that a Participant incurs a severe financial hardship occasioned by accident, illness or other emergency beyond the control of the Participant, the Committee, in its sole discretion and upon written application of such Participant, may authorize immediate payment of all or a portion of the amount then credited to such Participant's Deferred Compensation Account (less any mandatory withholding as provided in Section 12 hereof) (a "Hardship Withdrawal"); provided that such payment shall in no event exceed the amount necessary to alleviate such financial hardship. The circumstances that will give rise to the approval of a Hardship Withdrawal will depend upon the facts of each case, but, in any case, payment under subparagraph (c) herein may not be made to the extent that such hardship is or may be relieved
(i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan.

          (d)  In the event of a Change in Control (as
defined in subparagraph (e) hereof), the Company shall pay each Participant the amount then credited to such Participant's Deferred Compensation Account in a single lump sum cash payment (less any mandatory withholding as provided in Paragraph 12 hereof) as soon as practicable thereafter.

          (e) A "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

               (i) any "person", as such term is used
          in Sections 13(d) and 14(d) of the Securities
          Exchange Act of 1934, as amended (the "Exchange
          Act"), other than (1) the Company, (2)
          Merrill Lynch & Co. or any affiliate thereof, which for purposes of this Agreement shall include First Capital Partners Inc. and its affiliates (collectively, "ML"), (3) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (4) any corporation owned, directly or indirectly, by the stockholders of AnnTaylor in substantially the same proportion as their ownership of shares of common stock of AnnTaylor)(a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of AnnTaylor representing
          30% or more of the combined voting power of AnnTaylor's then outstanding voting securities
          (not including in the securities beneficially owned by such Person securities acquired directly from ML representing in excess of 15% of the combined voting power of AnnTaylor's then outstanding voting securities but including any such securities acquired directly from ML representing up to 15% of such combined voting power);

               (ii) during any period of not more than
          two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with AnnTaylor to effect a transaction described in clause (i), (iii), or (iv) of this Paragraph 7(e)) whose election by the Board or nomination for election by AnnTaylor's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of AnnTaylor approve a merger or consolidation of AnnTaylor with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of AnnTaylor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of AnnTaylor or such surviving or parent entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a re capitalization of AnnTaylor (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in (A) above), directly or indirectly, of securities of AnnTaylor representing 30% or more of the combined voting power of AnnTaylor's then out standing securities (not including in the securities beneficially owned by such Person securities acquired directly from ML representing in excess of 15% of the combined voting power of AnnTaylor's then outstanding voting securities but including any such securities acquired directly from ML representing up to 15% of such combined voting power); or

               (iv) the stockholders of AnnTaylor approve a plan of complete liquidation of AnnTaylor or an agreement for the sale or disposition by AnnTaylor of all or substantially all of AnnTaylor's assets (or any transaction having a similar effect).

8.  Designation of Beneficiary

          A Participant may designate a Beneficiary or Beneficiaries to receive any amount due him or her hereunder at his or her death by executing a form prescribed by the Committee and delivering it to the Committee at any time prior to his or her death. A Participant may revoke or change his or her Beneficiary designation without the Beneficiary's consent by executing a new form and delivering it to the Committee at any time and from time to time prior to his or her death. If a Participant shall have failed to designate a Beneficiary, or if no such Beneficiary shall survive him or her, then such amounts shall be paid to his or her spouse, if then living, or, if not, to his or her estate.

9.  Other Employee Benefits

          Any Compensation deferred and any benefits paid under the Plan shall not be included in creditable compensation in computing benefits under any employee benefit plans of the Company, except to the extent provided for thereunder.

10.  No Right to Employment

          Nothing contained herein shall be construed as conferring upon any Participant the right to continue in the employ of the Company.

11.  Deferred Compensation as an Unsecured Promise

          The Company shall not be required to segregate any funds representing the Deferred Compensation
Accounts of Participants hereunder, and nothing in the Plan shall be construed as providing for such segregation.
All payments provided for under the Plan shall be paid in cash from general assets of the Company. Nothing in the Plan, and no action taken pursuant to its terms, shall create or be construed to create a trust or escrow account of any kind, or a fiduciary relationship between the Committee or the Company and any Participant, designated Beneficiary or any other person.
The Participants, their designated Beneficiaries and any other persons under the Plan, shall rely solely on the unsecured promise of the Company to make payments required hereunder, but shall have the right to enforce such a claim in the same manner as any unsecured general creditor of the Company.

12.  Withholding

          The Company shall deduct and withhold from any payments made hereunder all sums which it then may be required to deduct or withhold pursuant to any applicable statute, law, regulation or order of any jurisdiction whatsoever.

13.  No Assignment

          No Participant, designated Beneficiary, or any other person entitled to any payment hereunder shall have the power to transfer, assign, anticipate, mortgage or otherwise encumber any right to receive a payment in advance of any such payment and any attempted transfer, assignment, anticipation, mortgage or encumbrance shall be void.

14.  Obligations to the Company

          If a Participant becomes entitled to a distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to the Company, then the Company may offset such amounts owing it against the amount of benefits otherwise distributable.

15.  Amendment and Termination

          The Board reserves the absolute right to amend or terminate the Plan, in whole or in part, at any time and from time to time; provided that no such amendment or termination shall adversely affect the right of any Participant or Beneficiary hereunder to receive payment of any benefits deferred hereunder prior to the date of such amendment or termination.
Notwithstanding the foregoing or any other provision of the Plan, upon termination of the Plan, the Committee, in its sole discretion, may accelerate payment of all benefits deferred hereunder in such manner as it shall determine.

16.  Distribution of Plan and Amendments; Acknowledgments

          (a) The Committee shall furnish each Participant with a copy of the Plan prior to his or her initial deferral election hereunder. In addition, the Committee shall furnish each Participant, or in the case of a deceased Participant, his or her Beneficiary, with a copy of any amendment of the Plan.

          (b) Each Participant, prior to or simultaneously with his or her initial deferral election, shall acknowledge receipt of a copy of the Plan. Such acknowledgment shall constitute an agreement by the Participant that the Participant, his or her Beneficiary and any representatives shall be bound by all of the terms and conditions of the Plan.

17.  Governing Law

          Except to the extent preempted by federal law, the Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, AnnTaylor has caused this
Deferred Compensation Plan to be adopted on this 24th day of February, 1995, to be effective as of April 1, 1995.

                         ANNTAYLOR STORES CORPORATION

                         By:  /s/ Jocelyn Barandiaran
                            -------------------------
                            Vice President/General
                            Counsel and Secretary
- ------------------------------------------------------

              ANNTAYLOR STORES CORPORATION
               DEFERRED COMPENSATION PLAN

             1995 Salary/Bonus Election Form

I. Pursuant to the AnnTaylor Stores Corporation De ferred Compensation Plan (the "Plan"), I elect to defer (subject to Section II below):

(Choose ONE of the following)

______% of COMPENSATION (up to a maximum of 25%) that I earn for the remainder of the 1995 calendar year. Compensation consists of (1) my salary earned from and after April 1, 1995, plus (2) any Incentive Compensation earned for periods commencing in 1995;

                         -OR-

______% of the INCENTIVE COMPENSATION (up to a maximum of 100%) that I earn for periods commencing in the 1995 calendar year.


II. a) Payment of Deferred Compensation -- I hereby acknowledge that the above amounts deferred (in creased in accordance with the Plan) will be paid to me in a single lump sum as soon as practicable following January 1 of the year following the year of my termination of employment (or at such sooner time as may be provided in the Plan).

     b) Receipt of Plan Document -- I hereby acknowledge receipt of a copy of the AnnTaylor Stores Corporation
     Deferred Compensation Plan, and agree to be bound by its terms and conditions. I further agree that I shall have no right to cause any distribution to be made to me of the amounts deferred under Plan, except in accordance with its terms.

     c) Timely Elections -- I understand that in order to be effective, this election form must be completed by me and returned to the Company no later than March 31, 1995.

                         ______________________________
                         Associate's Name (please print)


______________________   ______________________________
     Date                Associate's Signature



- ----------------------------------------------------------
              ANNTAYLOR STORES CORPORATION
               DEFERRED COMPENSATION PLAN


              Beneficiary Designation Form



          I hereby elect that in the event of my death before all amounts due under the AnnTaylor Stores Corpo ration Deferred Compensation Plan have been paid to me, such amounts shall be paid, as soon as practicable after my death, in a single cash payout to the following Benefi ciary or Beneficiaries:


Beneficiary(ies)              Share of Payment (%)


_________________________          __________
Name

_________________________
Address

_________________________          __________
Name

_________________________
Address


                         ______________________________
                         Associate's Name (please print)


_____________________    ______________________________
Date                     Associate's Signature



          This designation revokes any previous designation under the aforesaid plan. I hereby reserve the right to change my Beneficiary designation without notice to or consent of any previously designated Beneficiaries.